Trade payables	12 Months Ended
Dec. 31, 2021
Trade payables [Abstract]
Trade payables
11. Trade payables

Trade payables primarily represents amounts incurred for the provision of manufacturing, research and consulting services and legal and professional fees, which have been billed and are outstanding at the end of the year. Trade payables are due to be settled at different times within 12 months.